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                                                EXHIBIT 23.3

                                                CONSENT OF DELOITTE & TOUCHE
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                        INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Registration Statement of American Bancorp of Nevada on Form S-8 of our report dated January 19, 1994 appearing in the Annual Report on Form 10-K of American Bancorp of Nevada for the year ended December 31, 1994.


DELOITTE & TOUCHE LLP

Las Vegas, Nevada
August 28, 1995